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Investor Presentation | June 2020

mobivity

Disclaimer

Included herein are certain forward-looking statements. All statements, other than statements of historical facts, included herein that address activities, events, or development that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable as of the date of this presentation, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance, and are subject to risks, uncertainties, and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements. These and other risks and uncertainties associated with our business are described in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission. We do not assume an obligation to update these forward-looking statements.

This presentation also contains statistical data, estimates, and forecasts that are based on independent industry, government and non-government organization publications or other publicly available information. While we believe that this third-party data is reliable, we have not verified any of the third-party data.

This presentation contains trademarks, trade names, and service marks of other companies. We do not intend our use or display of other companies' trademarks, trade names, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

The NEW World Order is Driving Radical, Rapid Digital Transformation

ZDNet®

Overnight digital transformation: Welcome to the year 2025, 60 months early

The distributors are being disrupted, and the rush is on to digitally transform everything, in two weeks' time. It's time for IT professionals to step up, urge calm, and lead organizations through turbulent times -- once more. Read More

Forbes

COVID-19 Is A Before-And-After Moment In The Digital Transformation

Read More

McKinsey Digital

"Businesses that once mapped digital strategy in one- to three-year phases must now scale their initiatives in a matter of days or weeks."

Microsoft®

"As COVID-19 impacts every aspect of our work and life, we have seen two years' worth of digital transformation in two months."

– Satya Nadella, CEO

Mobivity Accelerates Digital Transformation for Major Brands

40,000
Locations in 6 Countries

20 Million
Unique Consumers

1 Billion+
Consumer Engagements

Leader in Mobile Messaging Advertising


smartsms.mobivity.com
SUBWAY
$5 FOOTLONGS
WHEN YOU BUY TWO
ORDER NOW

88% **YoY Q1 Revenue** Growth

>98% **Recurring SaaS** Revenues

65% **Q1 2020** Gross Margins

Chick-fil-A · Google · PEPSICO DIGITAL LAB · SONIC · SUBWAY

One Platform that Digitally Enables All Consumer Touchpoints



Analytics & Personalization
Scannable Offer & Promo Codes
Data Capture & Normalization

Helping brands maintain and grow market share



Virtual Wallets

Leverages existing investments and assets



Digital Offer Management
Mobile Messaging
Personalized Receipt Offers
OWNED MEDIA
PAID MEDIA
EARNED MEDIA
RETAIL POS

Restaurant and Quick Service Industry Trends

ESTIMATED ANNUAL MARKETING SPEND ($B)



$35
$30
$25
$20
$15
$10
$0
$1.72
$4.8
$9.56
$15.16
$23.6
$34.52
1970
1980
1990
2000
2016
2019

RESTAURANT INDUSTRY INVESTS 4% - 5% OF TOTAL SALES IN MARKETING.

TOTAL ANNUAL SYSTEM SALES IN 2019



McDonald's $ 35.8 B
Starbucks $ 13.3 B
Subway SUBWAY $ 11.58 B
Burger King $ 9.5 B
Taco Bell $ 8.8 B
Wendy's $ 8.5 B
Dunkin' Donuts $ 7.6 B
Chick-fil-A $ 6.8 B
Pizza Hut $ 5.7 B
Panera Bread $ 4.9 B
Domino's Pizza $ 4.8 B
Chipotle $ 4.5 B
Sonic SONIC $ 4.4 B
KFC $ 4.3 B
Carl's Jr. / Hardee's $ 3.7 B
Arby's $ 3.5 B
Dairy Queen $ 3.5 B
Little Caesars $ 3.5 B
Jack in the Box $ 3.4 B
Popeye's POPEYES $ 3.1 B

Mobivity's top customers combine for more than $1.29B in estimated annual marketing spend

mobivity

Strong Initial Foothold in Restaurant Vertical Gives Pathway to Expansion Beyond

1
DEPLOYED LOCATIONS IN THE RESTAURANT VERTICAL

Growth via Direct Sales



40,000
30,000
20,000
10,000
$0.00
SUBWAY
SMASH BURGER
SUBWAY INTERNATIONAL
Checkers
2016
2017
2018
2019
CUMULATIVE UNIT COUNTS

2
RESTAURANT AND NEW MARKET EXPANSION PLAN

Personal Care
Hair, Fitness, Nails, Spa

Retail
Sports, National Brands, Boutique, Grocery

Media
Streaming, Podcast, VOD, OTT TV

8 Million US Merchants

1.3 Billion Current Users

Sales Channels
Direct Sales, Pepsi, Purina, Restaurant Link

Technology Partnerships
Amdocs / OpenMarket, Google Samsung, Mavenir

Integrations
Adobe, POS platform, Salesforce Oracle

Revenue Model

One Time Development and Deployment Fees

Recurring Licensing Fees

Multi-Year Contracts

Customer Recurring License Fees and Pricing

ANNUAL RECURRING LICENSE FEES



$12M
$10M
$8M
$6M
$4M
$2M
$0M
8.6M
8.9M
11M
2017
2018
2019

INCREASING AARPL AS WE GROW



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0.00
$646
$626
$227
$908
$697
$257
$1,200
$949
$458
2017
2018
2019
AARPL = AVERAGE ANNUAL REVENUE PER LOCATION.
AVERAGE NEW LOCATION AARPL
AARPL (ALL CUSTOMERS EX. LARGEST)
AARPL (ALL CUSTOMERS)

Financial

QUARTERLY REVENUES AND GROSS MARGIN



$5M
$4.5M
$4M
$3.5M
$3M
$2.5M
$2M
$1.5M
$1M
500K
70%
60%
50%
40%
30%
20%
10%
0%
Q1 2019
Q1 2020
REVENUES
GROSS MARGIN

NET PROFIT/LOSS



$200K
$400K
$600K
$800K
$1M
$1.2M
$1.4M
$1.6M
$1.6M
$1.8M
$2M
Q1 2019
Q1 2020

SaaS Operating Model History and Plan

% OF REVENUE	FY2018	FY2019	2020 Q1	TARGET MODEL
SaaS REVENUE	98%	99%	98%	95%
ONE TIME FEES	2%	1%	2%	5%
GROSS MARGIN	66%	43%	65%	70%

DEPARTMENT	FY2018	FY2019	2020 Q1
GENERAL AND ADMINISTRATIVE	31%	35%	37%
SALES & MARKETING	30%	11%	26%
ENGINEERING, RESEARCH & DEVELOPMENT	18%	53%	32%

Investment Highlights

DIGITAL IS THE FUTURE OF CUSTOMER RELATIONSHIPS IN A LOW-CONTACT FUTURE

- Market leading mobile messaging SaaS Platform reaching 20M unique consumers
- Data & analytics platform fueled by billions of transactions and consumer engagements
- Facilitate and track both online and in-store transactions
- Large Total Addressable Market of 8M locations and 1.3B users
- Leading Enterprise Brands: SUBWAY, pepsi, SONIC, BR baskin robbins
- Levered to growth through expansion among current customers and expansion into other enterprise, mid-size & SMB plus from customer engagement to order and billing management

Our Team

Dennis Becker

Chairman & Chief Executive Officer

With more than two decades of experience building, financing, and acquiring enterprises redefining the way technology and business interact, Dennis Becker leads Mobivity's vision of bringing businesses more customers, more often through disruptive technologies. An inventor of several patents, Becker's background also includes awards as founder of Frontieric Corporation and CEO of Bexel Technologies. Prior to Mobivity, Dennis studied Computer Science at the University of Oregon and served in the USAF.

Lynn Tiscareno

Chief Financial Officer

Ms. Tiscareno has served as our CFO since August 2019. She previously served as our Controller and Vice President of Finance from 2015-2018. Ms. Tiscareno has served as Controller for Park Place Communities, a national real estate firm based in Phoenix, Arizona. Ms. Tiscareno served as Chief Financial Officer of Spindle, Inc., a provider of software-based commerce solutions for merchants of all sizes. Ms. Tiscareno has over 18 years of accounting experience, including experience in public and non-public companies and has functioned in roles with take public and take private for those companies, including Universal Technical Institute, Rural Metro and Petsmart. She also spent two years with the International accounting firm PricewaterhouseCoopers. Ms. Tiscareno received her undergraduate degree from the WP Carey School of Business at Arizona State University, where she graduated Magna Cum Laude. Ms. Tiscareno also received an MBA from the University of Phoenix. Ms. Tiscareno is a licensed certified public accountant with the State of Arizona.

Anthony Rossano

Chief Technology Officer

Anthony Rossano is a lifelong technology entrepreneur building businesses in Film & Animation, Computer Security, and Mobile Technology. Anthony first served as Chief Operating Officer for Seattle security pioneer IOactive Corp, then as Chief Technology Officer of mobile messaging innovator Mogreet Inc from the funding stage, through growth to a successful exit in 2015. Anthony then built a startup computer security consultancy named Secure Senses Inc where he served as COO. Anthony joined Mobivity in 2017 as Senior VP of Engineering, Research and Development, and became Chief Technology Officer of Mobivity in 2019. Anthony received an Undergraduate degree in Psychology from the University of Washington and an MBA in 2015 from the Albers School of Economics at Seattle University. Anthony is the author of several books on 3D animation, has a few film credits on IMDB, and was awarded two patents on MMS mobile messaging technology.

Jeff Griffith

EVP Product Management and Engineering

Jeff Griffith leads all aspects of the company's customer-focused platform innovation. Jeff previously worked for Alcatel-Lucent where he led the Wireless Professional Services division, in addition to other senior product and engineering roles during his tenure. Over his more than 25 years in the industry, Jeff has held product and engineering leadership roles in several global companies including: AG Communication Systems; and Honeywell Aerospace. Jeff also served as a professor at Grand Canyon University College of Science and Technology.

Chuck Moxley

Senior Vice President, Marketing

Chuck Moxley is a marketing leader with 25+ years' experience serving numerous B2B/SaaS companies and consumer brands, including Lee Jeans, Sears, Sprint, CITGO, Chick-fil-A, Whitehall Jewelers, Cellular One Royal Oak Charcoal and Michigan Bulb. Most recently, he was Chief Marketing Officer for 4INFO, a leader in digital identity and mobile engagement. Chuck has co-founded five technology companies during the course of his career, including SaaS solutions for athletics and school fundraising and for human resources and benefits. At Mobivity, he leads marketing strategy, demand generation, product marketing and corporate communications.

Jeff Michaels

Vice President, Global Sales

With more than 17 years of sales leadership experience, Jeff Michaels has been building and leading both, inside and enterprise sales organizations, from start-ups to multi-national, multi-billion dollar companies. His experience includes working across a variety of industries, 9 years of which were spent growing retailer's and brand's in-store and online sales through predictive data, analytics, and personalization software.

mobivity

Brands struggle to manage customer connections in a digital world. Mobivity provides a platform to connect national restaurants, retailers, personal care brands, and their partners with customers to increase retention, visits, and spend. Mobivity's Recurrency suite of products increases customer engagement and frequency by capturing details POS transaction records, analyzing customer habits, and motivating customers and employees through data-driven messaging applications and rewards.

Chandler Arizona • Halifax, Nova Scotia

(877) 282-7660
mobivity.com